LOSS PER SHARE	6 Months Ended
Mar. 31, 2022
Earnings Per Share [Abstract]
LOSS PER SHARE

8. LOSS PER SHARE

The following table sets forth the computation of basic and diluted earnings per share for the years indicated:

	For the Six Months Ended March 31,
	2021	2022
	RMB	RMB

Numerator:
Net loss attributable to Q&K International Group Limited	(307,974)	(243,224)
Denominator:
Weighted average number of ordinary shares – basic and diluted	1,352,152,052	1,728,612,425

Net loss per share - Basic and diluted	(0.23)	(0.14)

For the six months ended March 31, 2021 and 2022, potential ordinary shares from assumed conversion of convertible notes into 150,711,480 and 364,641,420 the Group’s ordinary shares, assumed exercise of share options of 40,800,000 and 34,200,000, and warrants to purchase 5,871,570 and 14,349,000 of the Group’s ordinary shares have not been reflected in the calculation of diluted net loss per share as their inclusion would have been anti-dilutive.